LVIP SSgA Global Tactical Allocation RPM Fund (the “Fund”) Supplement Dated November 1, 2013 to the Prospectus and Summary Prospectus (dated April 30, 2013),

This Supplement updates certain information in the Prospectus and Summary Prospectus for the Fund. You may obtain copies of the Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The Fund’s advisory fee shall increase by a net effective rate of 0.05%. This fee increase was approved by Fund shareholders at the Special Meeting Shareholders on October 7, 2013, but will not be effective until January 6, 2014.

As of January 6, 2014, the tables in the Fees and Expenses section on page 1 are replaced as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class

Management Fee	0.40%	0.40%

Distribution and/or Service (12b-1 fees)	None	0.25%

Other Expenses	0.05%	0.05%

Acquired Fund Fees and Expenses (AFFE)	0.32%	0.32%

Total Annual Fund Operating Expenses (including AFFE) [1]	0.77%	1.02%

Less Fee Waiver[2]	0.10%	0.10%

Net Expenses (After Fee Waiver)	0.67%	0.92%

1The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

2Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive 0.10% of the Fund’s advisory fee. The agreement will continue through at least April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s of trustees and the adviser.

Example

	1 year	3 years	5 years	10 years
Standard Class	$68	$236	$418	$945
Service Class	$94	$315	$554	$1,239